SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event report):    September 3, 2002

TIME WARNER TELECOM INC.
(Exact name of registrant as specified in its charter)

Delaware		84-1500624
(State or other jurisdiction	(Commission file Number)	(I.R.S. Employer
of incorporation)		Identification Number)

10475 Park Meadows Drive
Littleton, Colorado
80124
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:  (303) 566-1000

N/A
(Former name or former address, if changed since last report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Time Warner Telecom Investor Presentation. Ex 99.1.

ITEM 9.    REGULATION FD DISCLOSURE

Time Warner Telecom Inc. (“Time Warner Telecom”) is meeting with investors on September 4, 2002. A copy of the presentation materials is attached to this Current Report on Form 8-K as Exhibit 99.1.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER TELECOM INC.

By:	/s/ PAUL JONES
Name:	Paul Jones
Title:	Title: Senior Vice President, General Counsel & Regulatory Policy

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EXHIBIT INDEX

Exhibit No.	Description of the Exhibit

99.1	Time Warner Telecom Investor Presentation.

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